Exhibit 99.1

ANNEX A

THE TRUST STUDENT LOAN POOL
The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original statistical cutoff date (and with respect to each additional trust student loan as of its related subsequent cutoff date):
•
was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;
•	was more than 30 days past the final disbursement;
•	was not more than 210 days past due;
•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and
•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.
No trust student loan as of the applicable cutoff date was subject to any prior obligation to sell that loan to a third party.
Unless otherwise specified, all information with respect to the trust student loans is presented as of February 28, 2022, which is the statistical disclosure date.
The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date.  The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $1,005,803 to be capitalized as of the statistical disclosure date.  Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding.  The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans.  For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan.  The following tables reflect those loan segments within the number of loans.  In addition, 9 borrowers have more than one trust student loan.
The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction.  Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods. See “Risk Factors—Forbearances Granted As a Result of the COVID-19 Pandemic May Delay Payments of Interest and Principal” in this remarketing memorandum.
2004-1

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of initial trust student loans.
Percentages and dollar amounts in any table may not total 100% of the initial trust student loan balance, as applicable, due to rounding.
COMPOSITION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
Aggregate Outstanding Principal Balance	$392,765,110
Aggregate Outstanding Principal Balance – Treasury Bill	$11,401,266
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	2.90%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$381,363,844
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	97.10%
Number of Borrowers	12,918
Average Outstanding Principal Balance Per Borrower	$30,404
Number of Loans	23,542
Average Outstanding Principal Balance Per Loan – Treasury Bill	$48,107
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,364
Weighted Average Remaining Term to Scheduled Maturity	167 months
Weighted Average Annual Interest Rate	4.37%
We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum.
The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments.  The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.11% as of the statistical disclosure date.
The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date.  See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.
For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.
2004-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY BORROWER INTEREST RATES AS OF THE STATISTICAL
DISCLOSURE DATE
Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	5,518	$82,627,369	21.0%
3.01% to 3.50%	4,253	63,751,951	16.2
3.51% to 4.00%	4,644	66,505,826	16.9
4.01% to 4.50%	5,325	79,264,407	20.2
4.51% to 5.00%	1,106	19,620,719	5.0
5.01% to 5.50%	352	7,514,890	1.9
5.51% to 6.00%	312	7,135,710	1.8
6.01% to 6.50%	465	12,232,201	3.1
6.51% to 7.00%	516	12,757,361	3.2
7.01% to 7.50%	224	6,448,210	1.6
7.51% to 8.00%	342	9,809,557	2.5
8.01% to 8.50%	401	19,461,308	5.0
Equal to or greater than 8.51%	84	5,635,600	1.4

Total	23,542	$392,765,110	100.0%
We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date.  Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
2004-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY
OUTSTANDING PRINCIPAL BALANCE PER BORROWER
AS OF THE STATISTICAL DISCLOSURE DATE
Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,531	$6,306,178	1.6%
$ 5,000.00-$ 9,999.99	1,834	13,688,721	3.5
$10,000.00-$14,999.99	1,470	18,207,287	4.6
$15,000.00-$19,999.99	1,175	20,395,593	5.2
$20,000.00-$24,999.99	954	21,333,449	5.4
$25,000.00-$29,999.99	729	19,961,461	5.1
$30,000.00-$34,999.99	652	21,160,720	5.4
$35,000.00-$39,999.99	507	18,961,627	4.8
$40,000.00-$44,999.99	416	17,657,382	4.5
$45,000.00-$49,999.99	308	14,631,683	3.7
$50,000.00-$54,999.99	281	14,727,673	3.7
$55,000.00-$59,999.99	272	15,609,472	4.0
$60,000.00-$64,999.99	222	13,879,538	3.5
$65,000.00-$69,999.99	182	12,253,014	3.1
$70,000.00-$74,999.99	166	12,039,812	3.1
$75,000.00-$79,999.99	135	10,451,269	2.7
$80,000.00-$84,999.99	120	9,897,215	2.5
$85,000.00-$89,999.99	118	10,316,482	2.6
$90,000.00-$94,999.99	91	8,411,779	2.1
$95,000.00-$99,999.99	86	8,411,189	2.1
$100,000.00 and above	669	104,463,566	26.6

Total	12,918	$392,765,110	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY DELINQUENCY STATUS AS OF THE
STATISTICAL DISCLOSURE DATE
Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	22,463	$367,514,405	93.6%
31-60 days	446	8,832,355	2.2
61-90 days	274	7,443,079	1.9
91-120 days	95	2,437,018	0.6
121-150 days	63	2,081,336	0.5
151-180 days	43	659,764	0.2
181-210 days	37	899,112	0.2
Greater than 210 days	121	2,898,042	0.7
Total	23,542	$392,765,110	100.0%

2004-1

DISTRIBUTION OF THE TRUST STUDENT LOANS
BY REMAINING TERM TO SCHEDULED MATURITY
AS OF THE STATISTICAL DISCLOSURE DATE
Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	56	$20,406	*
4 to 12	312	253,236	0.1%
13 to 24	1,947	2,726,601	0.7
25 to 36	1,590	4,072,520	1.0
37 to 48	1,081	4,292,271	1.1
49 to 60	882	4,747,027	1.2
61 to 72	875	5,793,852	1.5
73 to 84	2,619	18,022,275	4.6
85 to 96	1,317	12,625,754	3.2
97 to 108	997	11,528,147	2.9
109 to 120	869	11,479,830	2.9
121 to 132	1,311	23,042,060	5.9
133 to 144	3,120	58,856,612	15.0
145 to 156	1,553	35,654,302	9.1
157 to 168	1,038	28,261,052	7.2
169 to 180	985	30,924,815	7.9
181 to 192	782	28,902,371	7.4
193 to 204	550	21,626,069	5.5
205 to 216	463	20,092,127	5.1
217 to 228	281	12,906,648	3.3
229 to 240	199	8,948,518	2.3
241 to 252	114	4,923,437	1.3
253 to 264	105	6,051,016	1.5
265 to 276	84	5,123,588	1.3
277 to 288	70	4,060,765	1.0
289 to 300	97	6,258,561	1.6
301 to 312	155	12,392,686	3.2
313 to 324	17	1,248,489	0.3
325 to 336	13	728,565	0.2
337 to 348	13	1,349,974	0.3
349 to 360	29	3,313,576	0.8
361 and above	18	2,537,960	0.6

Total	23,542	$392,765,110	100.0%
*	Represents a percentage greater than 0% but less than 0.05%.
We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future.  See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
2004-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	466	$8,330,415	2.1%
Forbearance*	1,143	28,784,144	7.3
Repayment
First year in repayment	134	5,589,154	1.4
Second year in repayment	153	6,232,886	1.6
Third year in repayment	149	5,327,172	1.4
More than 3 years in repayment	21,497	338,501,339	86.2

Total	23,542	$392,765,110	100.0%
* Of the trust student loans in forbearance status, approximately 45 loans with an aggregate outstanding principal balance of $1,138,669, representing 0.29% of the pool by principal, are in the Coronavirus Disaster Forbearance Program.

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date.  The borrower:
•	may have temporarily ceased repaying the loan through a deferment or a forbearance period (this category includes the Coronavirus Disaster Forbearance Program); or
•	may be currently required to repay the loan – repayment.
See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – The Student Loan Marketing Association’s Student Loan Financing Business” in the prospectus.
The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 150.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.
2004-1

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN STATUS OF THE TRUST STUDENT LOANS BY CURRENT BORROWER PAYMENT STATUS AS OF THE STATISTICAL DISCLOSURE DATE
	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	23.3	-	177.3
Forbearance	-	6.1	198.8
Repayment	-	-	163.4
We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future.  Of the $8,330,415 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $6,793,419 or approximately 81.5% of such loans are to borrowers who had not graduated as of that date.  We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs.  As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans.  See Appendix A to the preliminary remarketing memorandum.

2004-1

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS
AS OF THE STATISTICAL DISCLOSURE DATE
State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	140	$2,954,457	0.8%
Alaska	38	540,476	0.1
Arizona	365	6,656,326	1.7
Arkansas	155	2,691,519	0.7
California	2,340	42,683,526	10.9
Colorado	371	5,915,417	1.5
Connecticut	313	3,549,974	0.9
Delaware	44	697,639	0.2
District of Columbia	65	1,523,598	0.4
Florida	921	18,681,986	4.8
Georgia	561	9,866,346	2.5
Hawaii	57	1,155,821	0.3
Idaho	78	1,291,455	0.3
Illinois	759	11,065,216	2.8
Indiana	394	6,732,457	1.7
Iowa	89	1,562,907	0.4
Kansas	217	2,676,039	0.7
Kentucky	205	3,120,191	0.8
Louisiana	604	9,053,073	2.3
Maine	53	859,131	0.2
Maryland	400	7,350,955	1.9
Massachusetts	573	7,867,828	2.0
Michigan	584	10,569,377	2.7
Minnesota	254	3,177,497	0.8
Mississippi	93	1,689,069	0.4
Missouri	393	6,310,244	1.6
Montana	33	639,207	0.2
Nebraska	31	400,667	0.1
Nevada	143	2,765,062	0.7
New Hampshire	99	1,118,527	0.3
New Jersey	623	11,876,006	3.0
New Mexico	75	1,252,396	0.3
New York	2,286	32,430,714	8.3
North Carolina	410	8,245,784	2.1
North Dakota	2	31,430	*
Ohio	2,982	56,036,339	14.3
Oklahoma	524	7,858,645	2.0
Oregon	360	5,003,688	1.3
Pennsylvania	664	12,336,864	3.1
Rhode Island	41	814,598	0.2
South Carolina	179	3,462,502	0.9
South Dakota	21	390,636	0.1
Tennessee	373	4,947,535	1.3
Texas	2,879	44,374,880	11.3
Utah	74	2,702,960	0.7
Vermont	50	933,918	0.2
Virginia	522	7,857,466	2.0
Washington	624	9,069,656	2.3
West Virginia	68	1,241,247	0.3
Wisconsin	245	3,700,860	0.9
Wyoming	8	97,229	*
Other	160	2,933,772	0.7
Total	23,542	$392,765,110	100.0%
*     Represents a percentage greater than 0% but less than 0.05%.

2004-1

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.
Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments.  Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan.  The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance.  Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater.  Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.
In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.
The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans.  For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans.  Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans.  Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis.  The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income.  Under that plan, ultimate repayment may be delayed up to five years.  Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans.  These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.
The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

2004-1

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT TERMS AS OF THE STATISTICAL DISCLOSURE DATE
Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	12,190	$166,461,048	42.4%
Other Repayment Options(1)	9,154	157,871,399	40.2
Income-driven Repayment(2)	2,198	68,432,663	17.4

Total	23,542	$392,765,110	100.0%

(1) Includes, among others, graduated repayment and interest-only period loans. (2) Includes income sensitive and income based repayment.
With respect to interest-only loans, as of the statistical disclosure date, there are 118 loans with an aggregate outstanding principal balance of $5,672,563 currently in an interest-only period.  These interest-only loans represent approximately 1.4% of the aggregate outstanding principal balance of the trust student loans.  Interest-only periods range up to 48 months in overall length.
The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date.  If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN TYPE AS OF THE STATISTICAL DISCLOSURE DATE
Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	11,807	$160,961,060	41.0%
Unsubsidized	11,735	231,804,050	59.0

Total	23,542	$392,765,110	100.0%

2004-1

The following table provides information about the trust student loans regarding date of disbursement.
DISTRIBUTION OF THE TRUST STUDENT LOANS BY DATE OF DISBURSEMENT AS OF THE STATISTICAL DISCLOSURE DATE
Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	13	$501,233	0.1%
October 1, 1993 through June 30, 2006	23,529	392,263,877	99.9
July 1, 2006 and later	0	0	0.0

Total	23,542	$392,765,110	100.0%

Guaranty Agencies for the Trust Student Loans.  The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.
The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY GUARANTY AGENCY AS OF THE STATISTICAL DISCLOSURE DATE
Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	578	$7,589,340	1.9%
College Assist	1	1,689	*
Educational Credit Management Corporation	654	10,545,727	2.7
Great Lakes Higher Education Corporation	9,641	203,192,772	51.7
Illinois Student Assistance Comm	711	8,063,171	2.1
Kentucky Higher Educ. Asst. Auth.	1,742	20,782,401	5.3
Louisiana Office Of Student Financial Asst	395	5,176,101	1.3
Michigan Guaranty Agency	450	6,914,201	1.8
New York State Higher Ed Services Corp	4,756	61,197,175	15.6
Oklahoma Guaranteed Stud Loan Prog	363	5,129,881	1.3
Pennsylvania Higher Education Assistance Agency	1,530	23,501,046	6.0
Texas Guaranteed Student Loan Corp	2,721	40,671,605	10.4
Total	23,542	$392,765,110	100.0%

* Represents a percentage greater than 0% but less than 0.05%.

2004-1